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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 July 24, 1996



                           RALLY'S HAMBURGERS, INC.
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               (Exact Name of Registrant as specified in Charter)


    Delaware                        0-17980                         62-1210077
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(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                        Number)


         10002 Shelbyville Road, Suite 150, Louisville, Kentucky 40223
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            (Address of principal executive offices)    (Zip Code)


                                (502) 245-8900
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             (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS
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     On July 24, 1996, Rally's Hamburgers, Inc. issued a press release with respect to its operating results for the second quarter of fiscal 1996. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  EXHIBITS
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     99.1      Press Release dated July 24, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RALLY'S HAMBURGERS, INC.

July 26, 1996                           By: /s/ Michael E. Foss
                                            -------------------------
                                            Michael E. Foss
                                            Senior Vice President and
                                            Chief Financial Officer
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